UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 and 15(d) of the

Securities Exchange Act of l934

April 11, 2005

Date of report (date of earliest event reported)

VICORP RESTAURANTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Colorado

(State or Other Jurisdiction of Incorporation)

002-78250	84-0511072
(Commission File Number)	(IRS Employer Identification No.)

400 West 48th Avenue, Denver, Colorado 80216

(Address of Principal Executive Offices)  (Zip Code)

(303) 296-2121

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                          Results of Operations and Financial Condition.

On April 11, 2005, the Registrant issued a press release regarding its first quarter for fiscal 2005 financial results as well as the matters discussed under Item 4.02 below, which discuss adjustments to prior period financial results.  A copy of this press release is furnished with this Form 8-K as Exhibit 99.1.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.  The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 4.02(a)                            Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 8, 2005, the Audit Committee of the Company’s Board of Directors, after discussion with the Company’s management and independent registered public accounting firm, Ernst & Young, concluded that certain of the Company’s previously filed financial statements should be restated principally to conform certain of its lease accounting policies and practices with generally accepted accounting principles.  As a result, such financial statements should no longer be relied upon including any related independent public accounting firm’s report to the extent of the resulting restatement as further described herein.  The Company will be amending its Annual Report on Form 10-K for the period ended October 28, 2004 to include the restated financial statements.

The Company has discussed the facts underlying the restatement and has provided an analysis of the restatement in the press release attached as Exhibit 99.1 (the “Press Release”) in the section entitled “Restatement of Historical Financials” (the “Restatement Section”), and by this reference the Restatement Section is incorporated herein as if copied verbatim and shall be the only portion of the Press Release deemed filed.

Item 9.01                                          Financial Statements and Exhibits.

 (c)  Exhibits

99.1                           Press Release, dated April 11, 2005, reporting the results of operations of VICORP Restaurants, Inc. (the “Registrant”) for its first quarter of fiscal year 2005 ended January 27, 2005 and restatement of prior period financials for lease accounting errors. (furnished and not filed herewith solely pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICORP RESTAURANTS, INC.

Date: April 11, 2005	By:	/s/ Debra Koenig
Debra Koenig Chief Executive Officer (Principal Executive Officer)

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION OF EXHIBIT

99.1

Press Release, dated April 11, 2005, reporting the results of operations of VICORP Restaurants, Inc. for its first quarter of fiscal year 2005 ended January 27, 2005 and restatement of prior period financials for lease accounting errors.